Asset Backed Securities Portfolio Analysis
Credit Suisse First Boston
ABSC 2005-HE4
5,360 records
Balance: 966,594,700
All records

Selection Criteria: All records
Table of Contents

1.

FICO & Documentation

2.

Original LTV

3.

Principal Balance

4.

APR & FICO

5.

APR & LTV

1. FICO & Documentation
FICO & Documentation	Account	% Full Documentation	% Stated Documantation	% Limited Documentation	% Purchase	% CO Refi	WAC	Avg Prin Bal	Wtd Avg LTV	IO Loans	Silent 2nds
451 - 500	15	0.20	0.06	0.00	0.00	0.23	8.686	168,812.71	76.40	0.00	0.00
501 - 550	902	9.79	4.38	0.78	1.31	12.16	8.260	160,117.95	74.02	0.00	0.54
551 - 600	1378	14.72	8.68	1.26	3.99	18.14	7.343	172,979.87	78.79	1.76	2.22
601 - 650	1631	17.15	12.08	1.44	10.38	17.84	6.974	181,792.30	80.86	7.64	6.98
651 - 700	1010	7.11	12.75	1.10	11.09	7.98	6.891	200,645.53	82.83	6.39	8.36
701 - 750	329	1.76	4.47	0.16	4.51	1.57	6.947	187,708.59	83.48	1.32	3.19
751 - 800	90	0.40	1.55	0.08	1.52	0.51	6.852	218,715.20	81.84	0.35	0.93
801 - 850	5	0.03	0.04	0.00	0.02	0.05	6.597	134,826.10	84.95	0.02	0.02
Total:	5360	51.17	44.01	4.82	32.81	58.47	7.240	180,334.83	79.92	17.48	22.24

2. Original LTV
Original LTV	Number of Loans	FICO < 450	FICO 450 - 500	FICO 501 - 550	FICO 551 - 600	FICO 601 - 650	FICO 651 - 700	FICO 701 - 750	FICO 751 - 800	FICO 801 - 850	WA FICO	Avg Prin Bal	WAC	Gross Margin	Full Documentation	Limited Documentation	Stated Documentation	IO Loans	Silent Second
10.01 - 20.00	5	0.00	0.00	0.01	0.00	0.01	0.01	0.00	0.00	0.00	607.20	70499.33	7.318	5.950	0.02	0.02	0.00	0.00	0.00
20.01 - 30.00	27	0.00	0.00	0.08	0.10	0.06	0.01	0.01	0.00	0.00	573.41	92457.69	7.542	6.215	0.16	0.10	0.00	0.00	0.00
30.01 - 40.00	57	0.00	0.00	0.24	0.15	0.14	0.15	0.00	0.06	0.00	602.44	125447.73	6.882	5.814	0.52	0.20	0.02	0.01	0.07
40.01 - 50.00	127	0.00	0.00	0.47	0.67	0.43	0.26	0.01	0.00	0.00	589.56	140115.34	7.070	5.913	1.09	0.69	0.06	0.03	0.04
50.01 - 60.00	228	0.00	0.02	0.90	1.14	1.34	0.49	0.11	0.04	0.00	597.89	171622.72	6.980	5.884	2.10	1.73	0.21	0.22	0.08
60.01 - 70.00	524	0.00	0.06	2.99	2.93	2.84	0.94	0.16	0.11	0.00	587.63	185209.17	7.161	5.935	5.33	4.33	0.38	0.58	0.17
70.01 - 80.00	2022	0.00	0.09	6.40	8.01	12.07	9.75	3.75	1.13	0.04	623.80	197147.42	6.952	5.705	20.14	19.20	1.90	9.22	19.76
80.01 - 90.00	1604	0.00	0.09	3.84	11.08	10.15	6.14	1.24	0.28	0.03	610.10	197956.39	7.359	5.663	17.78	13.23	1.84	5.78	2.10
90.01 - 100.00	766	0.00	0.00	0.00	0.57	3.62	3.22	1.12	0.42	0.00	659.11	112881.16	8.386	5.651	4.04	4.50	0.40	1.63	0.01
Total:	5360	0.00	0.26	14.94	24.66	30.68	20.97	6.39	2.04	0.07	616.85	180334.83	7.240	5.717	51.17	44.01	4.82	17.48	22.24

3. Principal Balance
Principal Balance	FICO <= 450	FICO 451 - 500	FICO 501 - 550	FICO 551 - 600	FICO 601 - 650	FICO 651 - 700	FICO 701 - 750	FICO 751 - 800	FICO 801 - 850	WA FICO	Wtd Avg LTV	WAC	Gross Margin	Full Documentation	Limited Documentation	Stated Documentation	IO Loans	Silent Second
0.01 - 50,000.00	0.00	0.00	0.08	0.22	0.51	0.34	0.10	0.03	0.00	634.78	93.18	10.227	6.088	0.81	0.46	0.02	0.00	0.01
50,000.01 - 100,000.00	0.00	0.04	1.99	2.35	2.44	1.63	0.57	0.11	0.01	606.61	79.91	8.140	5.750	6.21	2.75	0.18	0.15	1.34
100,000.01 - 150,000.00	0.00	0.05	2.90	5.03	4.10	2.23	0.88	0.12	0.00	602.68	78.80	7.497	5.727	9.57	5.23	0.51	0.98	3.55
150,000.01 - 200,000.00	0.00	0.03	3.05	3.59	4.98	2.39	0.71	0.21	0.04	607.52	77.28	7.209	5.721	9.01	5.32	0.68	2.08	3.39
200,000.01 - 250,000.00	0.00	0.07	2.29	3.92	4.68	2.57	0.74	0.29	0.02	611.94	77.73	7.126	5.742	7.31	6.68	0.58	2.35	3.62
250,000.01 - 300,000.00	0.00	0.00	1.61	3.02	4.40	2.35	0.88	0.28	0.00	619.96	80.35	7.003	5.687	6.27	5.65	0.62	2.88	2.67
300,000.01 - 350,000.00	0.00	0.03	1.35	2.19	2.85	2.44	0.57	0.17	0.00	618.80	81.34	6.972	5.729	3.74	5.28	0.57	2.09	2.45
350,000.01 - 400,000.00	0.00	0.04	0.85	2.12	2.80	2.36	0.74	0.24	0.00	627.91	82.39	6.911	5.705	3.95	4.61	0.58	2.44	1.89
400,000.01 - 450,000.00	0.00	0.00	0.31	0.92	1.82	1.80	0.39	0.13	0.00	637.26	82.97	6.969	5.666	1.61	3.59	0.18	1.74	1.18
450,000.01 - 500,000.00	0.00	0.00	0.29	0.65	1.33	0.99	0.24	0.15	0.00	634.84	82.74	6.839	5.710	1.18	2.18	0.29	1.27	0.98
500,000.01 - 550,000.00	0.00	0.00	0.11	0.33	0.27	0.83	0.38	0.06	0.00	652.59	81.69	6.887	5.695	0.71	1.10	0.17	0.76	0.60
550,000.01 - 600,000.00	0.00	0.00	0.06	0.12	0.30	0.65	0.12	0.17	0.00	666.68	82.63	6.503	5.652	0.48	0.71	0.24	0.47	0.35
600,000.01 - 650,000.00	0.00	0.00	0.07	0.19	0.19	0.39	0.07	0.07	0.00	640.49	75.82	6.549	5.692	0.33	0.45	0.20	0.26	0.19
Total:	0.00	0.26	14.94	24.66	30.68	20.97	6.39	2.04	0.07	616.85	79.92	7.240	5.717	51.17	44.01	4.82	17.48	22.24

4. APR & FICO
APR & FICO	FICO <= 450	FICO 451 - 500	FICO 501 - 550	FICO 551 - 600	FICO 601 - 650	FICO 651 - 700	FICO 701 - 750	FICO 751 - 800	FICO 801 - 850	WA FICO	LTV	WAC	Gross Margin	Avg Principal	Full Documentation	Limited Documentation	Stated Documentation	IO Loans	Silent Second
4.501 - 5.000	0.00	0.00	0.00	0.15	0.12	0.30	0.13	0.02	0.00	655.41	76.20	4.993	5.512	279369.246	0.49	0.15	0.09	0.05	0.24
5.001 - 5.500	0.00	0.00	0.00	0.29	0.78	0.74	0.24	0.26	0.02	661.78	77.07	5.392	5.580	233157.582	1.74	0.43	0.15	0.60	0.61
5.501 - 6.000	0.00	0.00	0.03	1.56	4.28	3.52	0.96	0.28	0.01	646.59	76.01	5.887	5.557	235470.397	7.35	2.43	0.87	2.41	3.43
6.001 - 6.500	0.00	0.00	0.51	3.40	6.78	4.56	1.52	0.42	0.00	638.66	77.39	6.320	5.645	223553.072	9.88	6.51	0.79	4.85	5.69
6.501 - 7.000	0.00	0.03	1.58	5.15	7.19	5.13	1.16	0.38	0.02	625.48	79.54	6.807	5.679	205278.683	10.62	9.25	0.78	4.67	5.98
7.001 - 7.500	0.00	0.03	1.70	4.49	4.59	2.84	1.02	0.27	0.02	616.46	80.95	7.290	5.701	194755.571	7.35	7.04	0.58	2.97	3.19
7.501 - 8.000	0.00	0.02	3.07	4.18	3.23	1.62	0.60	0.16	0.00	596.73	81.84	7.792	5.759	183119.413	5.56	6.45	0.87	1.11	1.77
8.001 - 8.500	0.00	0.03	2.08	2.19	1.72	0.66	0.15	0.04	0.00	584.73	81.71	8.288	5.822	152434.276	2.87	3.76	0.23	0.45	0.55
8.501 - 9.000	0.00	0.10	2.97	1.97	0.63	0.36	0.13	0.08	0.00	564.85	81.00	8.768	5.882	146544.354	2.73	3.34	0.16	0.28	0.44
9.001 - 9.500	0.00	0.00	1.28	0.87	0.30	0.21	0.13	0.02	0.00	573.08	81.84	9.264	5.895	125669.369	1.00	1.61	0.19	0.09	0.18
9.501 - 10.000	0.00	0.00	0.89	0.20	0.39	0.39	0.15	0.02	0.00	593.50	85.41	9.808	6.090	91931.617	0.72	1.24	0.08	0.01	0.13
10.001 - 10.500	0.00	0.01	0.52	0.05	0.15	0.24	0.14	0.03	0.00	600.73	85.67	10.303	6.155	86971.856	0.23	0.88	0.03	0.00	0.01
10.501 - 11.000	0.00	0.02	0.23	0.02	0.18	0.25	0.06	0.05	0.00	621.95	91.00	10.770	6.432	65668.817	0.22	0.58	0.01	0.00	0.01
11.001 - 11.500	0.00	0.02	0.01	0.05	0.22	0.08	0.01	0.00	0.00	616.84	97.60	11.228	5.933	48972.143	0.21	0.18	0.00	0.00	0.00
11.501 >=	0.00	0.00	0.08	0.10	0.11	0.06	0.00	0.01	0.00	597.65	91.09	11.841	6.605	53130.697	0.20	0.17	0.00	0.00	0.00
Total:	0.00	0.26	14.94	24.66	30.68	20.97	6.39	2.04	0.07	616.85	79.92	7.240	5.717	180334.832	51.17	44.01	4.82	17.48	22.24

5. APR & LTV
APR & LTV	LTV <=40	LTV 40.01 - 50	LTV 50.01 - 60	LTV 60.01 - 70	LTV 70.01 - 80	LTV 80.01 - 90	LTV 90.01 - 100	LTV 100+	WA LTV	WA FICO	Gross Margin	Avg Prin Bal	Full Documentation	Limited Documentation	Stated Documentation	IO Loans	Silent 2nds
4.501 - 5.000	0.03	0.00	0.04	0.08	0.33	0.23	0.00	0.00	76.20	655	5.512	279,369.25	0.49	0.15	0.09	0.05	0.24
5.001 - 5.500	0.04	0.01	0.11	0.34	1.13	0.67	0.00	0.00	77.07	662	5.580	233,157.58	1.74	0.43	0.15	0.60	0.61
5.501 - 6.000	0.17	0.26	0.61	1.62	5.63	2.04	0.32	0.00	76.01	647	5.557	235,470.40	7.35	2.43	0.87	2.41	3.43
6.001 - 6.500	0.15	0.45	0.91	1.75	9.34	4.03	0.55	0.00	77.39	639	5.645	223,553.07	9.88	6.51	0.79	4.85	5.69
6.501 - 7.000	0.24	0.39	0.84	1.68	9.67	6.69	1.14	0.00	79.54	625	5.679	205,278.68	10.62	9.25	0.78	4.67	5.98
7.001 - 7.500	0.10	0.24	0.60	1.22	5.73	5.59	1.48	0.00	80.95	616	5.701	194,755.57	7.35	7.04	0.58	2.97	3.19
7.501 - 8.000	0.12	0.13	0.38	1.17	3.88	6.04	1.16	0.00	81.84	597	5.759	183,119.41	5.56	6.45	0.87	1.11	1.77
8.001 - 8.500	0.06	0.12	0.22	0.63	1.92	3.28	0.63	0.00	81.71	585	5.822	152,434.28	2.87	3.76	0.23	0.45	0.55
8.501 - 9.000	0.06	0.14	0.07	0.79	1.84	2.69	0.65	0.00	81.00	565	5.882	146,544.35	2.73	3.34	0.16	0.28	0.44
9.001 - 9.500	0.03	0.06	0.11	0.28	0.71	1.11	0.50	0.00	81.84	573	5.895	125,669.37	1.00	1.61	0.19	0.09	0.18
9.501 - 10.000	0.01	0.01	0.09	0.19	0.62	0.32	0.80	0.00	85.41	594	6.090	91,931.62	0.72	1.24	0.08	0.01	0.13
10.001 - 10.500	0.01	0.03	0.02	0.17	0.25	0.13	0.53	0.00	85.67	601	6.155	86,971.86	0.23	0.88	0.03	0.00	0.01
10.501 - 11.000	0.00	0.00	0.03	0.05	0.15	0.02	0.54	0.00	91.00	622	6.432	65,668.82	0.22	0.58	0.01	0.00	0.01
11.001 - 11.500	0.00	0.00	0.00	0.00	0.04	0.00	0.35	0.00	97.60	617	5.933	48,972.14	0.21	0.18	0.00	0.00	0.00
11.501 >=	0.02	0.00	0.00	0.07	0.00	0.00	0.28	0.00	91.09	598	6.605	53,130.70	0.20	0.17	0.00	0.00	0.00
Total:	1.03	1.84	4.05	10.04	41.24	32.85	8.95	0.00	79.92	617	5.717	180,334.83	51.17	44.01	4.82	17.48	22.24

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Apr 14, 2005 14:28

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